SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549



                             FORM 8-K



                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  MARCH 26, 1997


                  THE STROBER ORGANIZATION, INC.
      (Exact Name of Registrant as specified in its charter)


     DELAWARE                     0-15339           11-2822910
(State or other jurisdiction	Commission          IRS Employer
     of incorporation)        File Number         Identification No.


PIER 3 - FURMAN STREET, BROOKLYN, NEW YORK                          11201

    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code(718) 875-9700

                                           N/A

  (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Item 1.  Changes in Control of Registrant.

     On March 26, 1997, pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of November 11, 1996, by and among Hamilton Acquisition LLC, a Delaware limited liability company ("PARENT"), Hamilton NY Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("ACQUISITION SUB"), and The Strober Organization, Inc., a Delaware corporation (the "COMPANY"), Acquisition Sub merged with and into the Company, with the Company as the surviving corporation and a wholly owned subsidiary of Parent (the "MERGER").

     Upon consummation of the Merger, each outstanding share of Common Stock, par value $.01 per share, of the Company (the "COMPANY COMMON STOCK") (other than shares properly dissenting from the Merger) was converted into the right to receive $6.00 in cash.

     The transfer agent for Company Common Stock, American Stock Transfer and Trust Company, has been instructed by the Company to close the stock transfer books for Company Common Stock, and the listing of Company Common Stock on the National Association of Securities Dealers Automated Quotation System is to cease at the close of business on the date hereof.

     The funds required to consummate the Merger are more fully described in the Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on February 21, 1997.

     At the effective time of the Merger, there were 5,244,198 shares of Company Common Stock outstanding. American Stock Transfer and Trust Company, with offices at 40 Wall Street, New York, New York 10005, has been retained to serve as the Paying Agent. Letters of Transmittal, together with instructions relating thereto, are expected to be provided promptly to Company stockholders so that such stockholders may receive the Merger Consideration.

     A copy of the press release, dated March 26, 1997, issued by the Company relating to the consummation of the Merger is attached hereto.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.



(c)   EXHIBITS

EXHIBIT                                                    PAGE WHERE
NUMBER                      DESCRIPTION                    LOCATED

 20                       Press Release dated             6
                            March 26, 1997

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


            		          THE STROBER ORGANIZATION, INC.



        	                   By:/S/ DAVID J. POLISHOOK
				      -----------------------------
                        	      DAVID J. POLISHOOK,
			   	      Chief Financial Officer

                         THE STROBER ORGANIZATION, INC.

                                 EXHIBIT INDEX
                                      TO
                            FORM 8-K CURRENT REPORT




EXHIBIT                                                     PAGE WHERE
NUMBER                      DESCRIPTION                     LOCATED
   20                       Press Release dated             6
                            March 26, 1997

                              EXHIBIT 20


                         FOR IMMEDIATE RELEASE


     Brooklyn, New York, March 26, 1997--THE STROBER ORGANIZATION, INC. (NASDAQ-STRB) today announced that Strober stockholders had approved the merger of Hamilton NY Acquisition Corp. with Strober and the Merger was consummated today. The name of the surviving corporation is The Strober Organization, Inc.

     The Strober Organization, Inc. is now a wholly-owned, closely held subsidiary of Hamilton Acquisition LLC, a Delaware limited liability company.

     Each outstanding share of Strober common stock, par value $.01 per share, was converted in the merger into the right to receive $6.00 in cash. Strober's common stock is no longer publicly traded.

     American Stock Transfer and Trust Company has been retained to serve as Paying Agent. Letters of Transmittal, together with instructions for their use, are expected to be provided promptly to Strober stockholders so that they may receive the merger consideration upon the surrender of their common stock.

     The headquarters of The Strober Organization will be maintained in Brooklyn, New York.

     Strober is a leading supplier of building materials to professional contractors from 11 centers in New York, New Jersey, Connecticut and Pennsylvania.

     For more information contact:David Polishook, Secretary

                                 Tel:  (718) 875-9700